DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated January 28, 2014

The following is added to the “Fund summaries” for the Delaware Foundation Growth Allocation, Delaware Foundation Moderate Allocation and Delaware Foundation Conservative Allocation Funds under “Who manages the Fund? – Investment manager” and after the last paragraph in the section entitled “Who manages the Fund – Investment manager”:

Delaware Investments has signed an agreement with its Focus Growth Team to establish a new joint venture called Jackson Square Partners.  Delaware Management Company intends to seek Board approval to appoint Jackson Square Partners as the sub-advisor to the Delaware Foundation Growth Allocation, Delaware Foundation Moderate Allocation and Delaware Foundation Conservative Allocation Funds and to authorize a proxy solicitation to obtain the requisite shareholder approval.  If the new sub-advisory arrangements are not approved, Delaware Management Company will pursue an alternative recommendation and the Funds’ Board of Trustees will determine an appropriate course of action.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 18, 2014.